UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802

UBS Cashfund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Item 1.   Reports to Stockholders.

UBS Cashfund Inc.

Semiannual Report

September 30, 2009

UBS Cashfund Inc.

November 16, 2009

Dear shareholder,

We present you with the semiannual report for UBS Cashfund Inc. (the “Fund”) for the six months ended September 30, 2009.

Performance

The seven-day current yield for the Fund as of September 30, 2009 was 0.01% (after fee waivers), versus 0.28% on March 31, 2009. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)

An interview with Portfolio Manager Robert Sabatino

Q.	Can you describe the economic

environment during the reporting period?

A.	While economic growth in the US remained weak during much of the reporting period, the recession—considered to be the longest since the Great Depression—is likely to be over. Looking back, gross domestic product (“GDP”) declined 6.4% during the first quarter of 2009, prior to the beginning of the reporting period. While the economy continued to struggle during the second quarter of 2009, GDP fell at a more modest pace, declining 0.7%. This relatively better reading was largely the result of smaller declines in exports and business spending.

The estimate for third quarter 2009 GDP, however, showed an increase of 3.5%. The economy’s turnaround was due, in part, to the government’s $787 billion stimulus program. It included an $8,000 tax credit for first-time home buyers, as well as the “Cash for Clunkers” car rebate program, which has since concluded.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	Throughout the reporting period, the Fed maintained its highly accommodative monetary policy as it sought to further stabilize the financial markets and stimulate economic growth. For example, the Fed continued to directly purchase US Treasuries and agency mortgage-backed securities in an attempt to keep interest rates low and to resuscitate the long-ailing housing market.

UBS Cashfund Inc.

Investment goal:

Current income, stability of principal and high liquidity

Portfolio Manager:

Robert Sabatino

UBS Global Asset Management (Americas) Inc.

Commencement:

January 20, 1978

Dividend payments:

Monthly

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UBS Cashfund Inc.

The Fed kept the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed maintained this rate throughout the entire reporting period, indicating at its September 2009 meeting that it expects to continue to do so in anticipation of economic conditions that are “likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did you position the Fund given the difficult economic and market environment?
A.	Given the issues impacting the credit markets, we sought to maintain a high degree of liquidity in the Fund in order to minimize pricing volatility and to meet redemption requests. We did so by investing a significant portion of the Fund’s new investments in shorter-dated money market securities maturing within one to three months. As the reporting period continued and the credit markets stabilized, however, we increased the Fund’s weighted average maturity significantly, bringing it to 55 days at the end of the reporting period.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the security level, we maintained a greater than usual level of diversification over the reporting period by investing in smaller positions. While the Fund is generally able to hold up to 5.00% in any one security (subject to certain exceptions), we typically purchased no more than 1.00% to 2.00% in any one nongovernment issuer, as part of our efforts to reduce risk and keep the Fund highly liquid.

Q.	What types of securities did you emphasize over the period?
A.	We increased the Fund’s exposure to asset-backed commercial paper slightly over the six-month period. In addition, we decreased the Fund’s exposure to US government and agency obligations and repurchase agreements, while increasing its exposure to certificates of deposit. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.	What factors do you believe will affect the Fund over the coming months?
A.

Overall, it appears that many of the actions taken by policy makers at the US Treasury Department and the Fed are having their intended effect—increasing liquidity within the financial system and providing credit to consumers and businesses. In light of the historically low fed funds rate, we expect Treasury and money market yields to remain relatively low for a prolonged period of time. While there has been

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UBS Cashfund Inc.

increased appetite for non-Treasury securities, and their spreads have narrowed considerably, we are mindful of the tenuous nature of this economic recovery. (Spread is the difference between the yields paid on US Treasury bonds and other securities.) In addition, while uncertainty in the markets has diminished, it has not yet been banished entirely and has not returned to pre-crisis levels.

The US unemployment rate took a larger-than-expected leap from 9.8% in September 2009 to 10.2% in October, topping 1982’s record of 10.1%. While the US economy continues to feel the pain of the recession, a few indicators, including the housing market, as well as manufacturing and consumer confidence, have begun to show some signs of improvement.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp President UBS Cashfund Inc. Head—Americas UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS Cashfund Inc. Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended September 30, 2009. The views and opinions in the letter were current as of November 16, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

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UBS Cashfund Inc.

A note about the Temporary Guarantee Program for Money Market Funds

Following unprecedented turmoil in the credit markets, the US government announced the Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund participated in the Program from the Program’s inception in the fall of 2008 until it expired on September 18, 2009. Under the Program, the US Treasury guaranteed the share price of any publicly offered eligible money market mutual fund that applied and was accepted into it. Shareholders in money market funds enrolled in the Program were covered for the amounts they held as of the close of business on September 19, 2008 until September 18, 2009. The Fund did not encounter circumstances triggering a need to invoke the guarantee provided by the Program. The Fund has maintained its net asset value (“NAV”) of $1.00 per share* throughout the recent unprecedented turmoil and has continued to seek its stated goal, which is current income, stability of principal, and high liquidity. We were pleased to have the Fund participate in the Program to provide an added level of protection for covered shareholders, until it expired. We want to reassure shareholders of the following:

• The Fund holds very high-quality assets. While we consider rating agencies’ credit ratings, we rely first and foremost on our own proprietary research, conducted by dedicated teams of credit analysts. This approach benefited the Fund in the volatile environment that prevailed during the reporting period.

• UBS Global Asset Management (Americas) Inc. and its predecessor firms have been managing money market funds for more than 30 years; this is a key line of business for the firm, and we have dedicated significant resources to the management of the assets entrusted to us.

When the Program was introduced, it had an initial termination date of December 18, 2008. The Fund paid a fee of 0.01% of the value of the Fund’s outstanding shares (valued at $1.00 per share for this purpose) as of September 19, 2008. This ensured Program coverage for the period from September 19, 2008 through December 18, 2008. The Program was extended twice—first through April 30, 2009, and then, finally, through September 18, 2009. The Fund paid additional fees calculated on the same basis, but at the rate of 0.015% for each of the two extension election periods, to continue to participate through September 18, 2009. This cost was absorbed by the Fund as a fund expense, to the extent not offset by UBS Financial Services Inc.’s fee waivers/voluntary expense reimbursements.

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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UBS Cashfund Inc.

Understanding your fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2009 to September 30, 2009.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

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UBS Cashfund Inc.

Understanding your fund’s expenses (unaudited) (concluded)

	Beginning account value April 1, 2009	Ending account value September 30, 2009(2)	Expenses paid during period(1) 04/01/09 - 09/30/09
Actual	$1,000.00	$1,000.10	$2.16
Hypothetical (5% annual return before expenses)	1,000.00	1,022.91	2.18

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half year period).
(2)

“Actual—Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

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UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	09/30/09		03/31/09		09/30/08
Seven-day current yield(1)	0.01%		0.28%		1.96%
Seven-day effective yield(1)	0.01		0.28		1.98
Weighted average maturity(2)	55	days	33	days	42	days
Net assets (bln)	$1.8		$2.3		$2.4

Portfolio composition(3)	09/30/09		03/31/09		09/30/08
Commercial paper	44.7%		43.3%		26.7%
US government and agency obligations	28.1		30.0		29.4
Certificates of deposit	17.3		10.2		14.8
Repurchase agreements	6.2		11.3		15.5
Short-term corporate obligations	2.0		3.1		9.9
Bank notes	1.7		2.1		3.6
Money market funds	–		2.2		2.1
Liabilities in excess of other assets	(0.0	)(4)	(2.2)		(2.0)
Total	100.0%		100.0%		100.0%

(1)

Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

(2)	The Fund is actively managed and its weighted average maturity will differ over time.

(3)	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

(4)	Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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UBS Cashfund Inc.

Statement of net assets—September 30, 2009 (unaudited)

Security description	Face amount	Value
US government and agency obligations—28.04%
Federal Farm Credit Bank 0.500%, due 08/09/10(1)	$15,000,000	$14,935,000
Federal Home Loan Bank 0.211%, due 10/09/09(2)	20,000,000	20,001,435
0.424%, due 10/13/09(2)	25,000,000	25,000,000
0.120%, due 10/22/09(1)	15,000,000	14,998,950
0.320%, due 12/21/09(1)	10,000,000	9,992,800
0.120%, due 12/28/09(1)	19,000,000	18,994,427
0.125%, due 01/06/10(1)	25,000,000	24,991,580
0.420%, due 03/01/10(1)	20,000,000	19,964,767
0.520%, due 06/01/10	10,000,000	9,997,556
0.500%, due 10/15/10	7,700,000	7,699,488
Federal Home Loan Mortgage Corp.* 0.560%, due 10/01/09(2)	35,000,000	35,000,000
4.125%, due 11/30/09	20,250,000	20,310,750
0.130%, due 01/21/10(1)	10,000,000	9,995,956
0.210%, due 04/19/10(1)	15,000,000	14,982,500
0.520%, due 07/16/10(1)	20,000,000	19,916,800
Federal National Mortgage Association* 0.400%, due 10/13/09(2)	25,000,000	25,000,000
0.250%, due 10/26/09(1)	20,000,000	19,996,528
0.250%, due 11/16/09(1)	20,000,000	19,993,611
0.530%, due 12/21/09(1)	20,000,000	19,976,150
2.875%, due 10/12/10	4,800,000	4,916,781
US Treasury Bills 0.285%, due 10/29/09(1)	45,000,000	44,990,025
0.235%, due 11/19/09(1)	40,000,000	39,987,205
0.495%, due 07/29/10(1)	11,650,000	11,601,783
0.498%, due 07/29/10(1)	5,850,000	5,825,666
US Treasury Notes 2.125%, due 01/31/10	22,000,000	22,143,553
2.000%, due 02/28/10	15,000,000	15,109,094
Total US government and agency obligations (cost—$496,322,405)		496,322,405

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UBS Cashfund Inc.

Statement of net assets—September 30, 2009 (unaudited)

Security description	Face amount	Value
Bank note—1.70%
Banking-US—1.70%
Bank of America N.A. 0.270%, due 12/21/09 (cost—$30,000,000)	$30,000,000	$30,000,000
Certificates of deposit—17.32%
Banking-non-US—17.32%
Banco Bilbao Vizcaya Argentaria SA 0.305%, due 11/13/09	20,000,000	20,000,120
Bank of Montreal 0.220%, due 10/27/09	18,000,000	18,000,000
0.230%, due 11/16/09	15,000,000	15,000,000
0.250%, due 12/14/09	20,000,000	20,000,000
Bank of Nova Scotia 0.320%, due 03/08/10	4,000,000	4,000,175
1.100%, due 05/11/10	5,000,000	5,000,000
Barclays Bank PLC 0.320%, due 11/06/09	20,000,000	20,000,000
BNP Paribas SA 0.500%, due 11/25/09	10,000,000	10,000,000
0.320%, due 01/06/10	10,000,000	10,000,000
Calyon N.A., Inc. 0.330%, due 11/02/09	20,000,000	20,000,000
0.530%, due 12/18/09	5,000,000	5,000,000
Deutsche Bank AG 0.300%, due 11/13/09	20,000,000	20,000,000
Fortis Bank NV-SA 0.260%, due 10/05/09	20,000,000	20,000,000
Lloyds TSB Bank PLC 0.460%, due 10/19/09	20,000,000	20,000,000
0.340%, due 11/25/09	15,000,000	15,000,000
National Bank of Canada 0.300%, due 11/24/09	16,000,000	16,000,000
Natixis 0.650%, due 10/09/09	20,500,000	20,500,000
Rabobank Nederland NV 0.520%, due 12/07/09	10,000,000	10,000,000
Societe Generale 0.500%, due 02/01/10	9,000,000	9,000,000

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UBS Cashfund Inc.

Statement of net assets—September 30, 2009 (unaudited)

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Svenska Handelsbanken 0.300%, due 11/10/09	$20,000,000	$20,000,000
Toronto-Dominion Bank 0.520%, due 01/25/10	5,000,000	5,001,124
Westpac Banking Corp. 0.200%, due 10/06/09(2)	4,000,000	4,000,000
Total certificates of deposit (cost—$306,501,419)		306,501,419
Commercial paper(1)—44.73%
Asset backed-banking—2.26%
Atlantis One Funding 0.250%, due 12/02/09	35,000,000	34,984,931
0.250%, due 12/08/09	5,000,000	4,997,639
		39,982,570
Asset backed-miscellaneous—17.41%
Atlantic Asset Securitization LLC 0.200%, due 10/09/09	5,000,000	4,999,778
0.210%, due 10/13/09	20,000,000	19,998,600
Chariot Funding LLC 0.200%, due 10/02/09	21,000,000	20,999,883
0.200%, due 10/13/09	20,000,000	19,998,667
Falcon Asset Securitization Corp. 0.190%, due 10/16/09	35,700,000	35,697,174
Liberty Street Funding LLC 0.070%, due 10/01/09	10,000,000	10,000,000
0.250%, due 10/30/09	11,000,000	10,997,785
0.230%, due 12/28/09	20,000,000	19,988,755
Market Street Funding LLC 0.250%, due 10/16/09	10,000,000	9,998,958
0.280%, due 11/05/09	5,000,000	4,998,639
0.280%, due 11/16/09	8,500,000	8,496,959
Old Line Funding Corp. 0.210%, due 11/16/09	15,000,000	14,995,975
Ranger Funding Co. LLC 0.300%, due 10/13/09	10,000,000	9,999,000
Regency Markets No. 1 LLC 0.210%, due 10/20/09	22,000,000	21,997,562

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UBS Cashfund Inc.

Statement of net assets—September 30, 2009 (unaudited)

Security description	Face amount	Value
Commercial paper(1)—(continued)
Asset backed-miscellaneous—(concluded)
Salisbury Receivables Co. LLC 0.200%, due 11/03/09	$20,000,000	$19,996,333
Sheffield Receivables Corp. 0.220%, due 10/02/09	10,000,000	9,999,939
0.200%, due 10/27/09	25,000,000	24,996,389
Thames Asset Global Securitization No. 1 0.210%, due 10/19/09	20,000,000	19,997,900
Yorktown Capital LLC 0.300%, due 10/13/09	20,000,000	19,998,000
		308,156,296
Asset backed-securities—2.37%
Clipper Receivables Co. LLC 0.220%, due 10/13/09	10,000,000	9,999,267
0.230%, due 11/16/09	20,000,000	19,994,122
0.300%, due 11/20/09	12,000,000	11,995,000
		41,988,389
Banking-non-US—4.73%
Bank of Nova Scotia 0.430%, due 11/17/09	5,000,000	4,997,193
Dnb NOR ASA 0.250%, due 11/30/09	20,000,000	19,991,666
Groupe BPCE 0.340%, due 11/30/09	16,675,000	16,665,551
0.250%, due 12/16/09	15,000,000	14,992,083
KFW International Finance, Inc. 0.200%, due 01/25/10	12,000,000	11,992,267
Lloyds TSB Bank PLC 0.170%, due 10/06/09	15,000,000	14,999,646
		83,638,406
Banking-US—13.16%
Calyon N.A., Inc. 0.220%, due 12/24/09	30,000,000	29,984,600
Danske Corp. 0.245%, due 12/08/09	35,000,000	34,983,803
Deutsche Bank Financial LLC 0.300%, due 10/27/09	20,000,000	19,995,667

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UBS Cashfund Inc.

Statement of net assets—September 30, 2009 (unaudited)

Security description	Face amount	Value
Commercial paper(1)—(concluded)
Banking-US—(concluded)
Dexia Delaware LLC 0.260%, due 10/01/09	$20,000,000	$20,000,000
ING (US) Funding LLC 0.300%, due 10/13/09	15,000,000	14,998,500
0.510%, due 01/08/10	10,000,000	9,985,975
0.310%, due 01/28/10	20,000,000	19,979,505
Morgan (JP) Chase Funding, Inc. 0.190%, due 10/05/09	10,000,000	9,999,789
San Paolo IMI US Financial Co. 0.140%, due 10/02/09	13,000,000	12,999,949
0.240%, due 11/23/09	40,000,000	39,985,867
Societe Generale N.A., Inc. 0.280%, due 10/06/09	20,000,000	19,999,222
		232,912,877
Brokerage—2.54%
RBS Holdings USA, Inc. 0.080%, due 10/01/09	45,000,000	45,000,000
Energy-integrated—1.98%
Chevron Funding Corp. 0.170%, due 10/14/09	35,000,000	34,997,851
Food/beverage—0.28%
Nestle Capital Corp. 0.650%, due 02/16/10	5,000,000	4,987,542
Total commercial paper (cost—$791,663,931)		791,663,931
Short-term corporate obligation—1.98%
Finance-noncaptive consumer—1.98%
General Electric Capital Corp. 0.314% , due 10/07/09(2) (cost—$35,000,661)	35,000,000	35,000,661

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UBS Cashfund Inc.

Statement of net assets—September 30, 2009 (unaudited)

Security description	Face amount	Value
Repurchase agreements—6.24%
Repurchase agreement dated 09/30/09 with Barclays Bank PLC, 0.020% due 10/01/09, collateralized by $40,304,000 Federal National Mortgage Association obligations, 1.722% due 05/10/11; (value—$40,800,814); proceeds: $40,000,022	$40,000,000	$40,000,000
Repurchase agreement dated 09/30/09 with Deutsche Bank Securities, 0.060% due 10/01/09, collateralized by $14,870,000 Federal Home Loan Bank obligations, 5.000% due 12/11/09 and $54,340,000 Federal National Mortgage Association obligations, 3.300% due 07/30/14; (value—$70,383,175); proceeds: $69,000,115	69,000,000	69,000,000
Repurchase agreement dated 09/30/09 with State Street Bank & Trust Co., 0.010% due 10/01/09, collateralized by $1,515,924 US Treasury Bills, zero coupon due 12/10/09; (value—$1,515,772); proceeds: $1,486,000	1,486,000	1,486,000
Total repurchase agreements (cost—$110,486,000)		110,486,000
Total investments which approximates cost for federal income tax purposes (cost—$1,769,974,416)—100.01%		1,769,974,416
Liabilities in excess of other assets—(0.01)%		(156,393)
Net assets (applicable to 1,769,596,282 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$1,769,818,023
*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Interest rates shown are the discount rates at date of purchase.
(2)	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of September 30, 2009 and reset periodically.

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UBS Cashfund Inc.

Statement of net assets—September 30, 2009 (unaudited)

Affiliated issuer activity

The table below details the Fund’s activity in an affiliated issuer for the six months ended September 30, 2009.

Security description	Value at 03/31/09	Purchases during the six months ended 09/30/09	Sales during the six months ended 09/30/09	Value at 09/30/09	Net income earned from affiliate for the six months ended 09/30/09
UBS Private Money Market Fund LLC	$51,000,000	$455,940,000	$506,940,000	$—	$36,167

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s investments:

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$496,322,405	$—	$496,322,405
Bank note	—	30,000,000	—	30,000,000
Certificates of deposit	—	306,501,419	—	306,501,419
Commercial paper	—	791,663,931	—	791,663,931
Short-term corporate obligations	—	35,000,661	—	35,000,661
Repurchase agreements	—	110,486,000	—	110,486,000
Total	$—	$1,769,974,416	$—	$1,769,974,416

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UBS Cashfund Inc.

Statement of net assets—September 30, 2009 (unaudited)

Issuer breakdown by country of origin

Percentage of total investments
United States	75.2%
United Kingdom	6.5
France	6.0
Canada	5.0
Germany	1.8
Spain	1.1
Belgium	1.1
Sweden	1.1
Norway	1.1
Netherlands	0.6
Switzerland	0.3
Australia	0.2
Total	100.0%

Weighted average maturity—55 days

See accompanying notes to financial statements

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UBS Cashfund Inc.

Statement of operations

For the six months ended September 30, 2009 (unaudited)
Investment income:
Interest	$4,618,994
Affiliated securities lending income	36,167
4,655,161

Expenses:
Investment advisory and administration fees	4,292,537
Transfer agency and related services fees	955,433
US Treasury Temporary Guarantee Program Participation fees	462,778
Custody and accounting fees	137,444
Reports and notices to shareholders	89,283
Professional fees	63,075
State registration fees	41,040
Insurance fees	37,294
Directors’ fees	13,118
Other expenses	20,250
6,112,252
Less: Fee waivers by investment advisor and administrator	(1,704,989)
Net expenses	4,407,263
Net investment income	247,898
Net realized gain from investment activities	1,448
Net increase in net assets resulting from operations	$249,346

See accompanying notes to financial statements

16

UBS Cashfund Inc.

Statement of changes in net assets

	For the six months ended September 30, 2009 (unaudited)	For the year ended March 31, 2009
From operations:
Net investment income	$247,898	$41,890,566
Net realized gains from investment activities	1,448	209,487
Net increase in net assets resulting from operations	249,346	42,100,053

Dividends to shareholders from:
Net investment income	(247,898)	(41,890,566)
Net decrease in net assets from capital share transactions	(531,852,417)	(511,911,242)
Net decrease in net assets	(531,850,969)	(511,701,755)

Net assets:
Beginning of period	2,301,668,992	2,813,370,747
End of period	$1,769,818,023	$2,301,668,992
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

17

UBS Cashfund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended September 30, 2009 (unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.0001
Dividends from net investment income	(0.0001)
Net asset value, end of period	$1.00
Total investment return(1)	0.01%
Ratios/supplemental data:
Net assets, end of period (000’s)	$1,769,818
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.43	%(2)
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.60	%(2)
Net investment income to average net assets	0.02	%(2)

(1)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

(2)	Annualized.
(3)	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $502,423 for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements

18

For the years ended March 31,
2009	2008		2007	2006	2005
$1.00	$1.00		$1.00	$1.00	$1.00
0.0158	0.0433		0.0471	0.0320	0.0118
(0.0158)	(0.0433)		(0.0471)	(0.0320)	(0.0118)
$1.00	$1.00		$1.00	$1.00	$1.00
1.59%	4.42%		4.81%	3.25%	1.18%
$2,301,669	$2,813,371		$2,487,813	$2,872,857	$3,443,468
0.55%	0.52	%(3)	0.57%	0.57%	0.56%
0.55%	0.54%		0.57%	0.57%	0.56%
1.61%	4.30%		4.71%	3.18%	1.14%

19

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income

Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

20

UBS Cashfund Inc.

Notes to financial statements (unaudited)

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax”

21

UBS Cashfund Inc.

Notes to financial statements (unaudited)

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Investment advisor and administrator

The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $500 million	0.500%
Next $500 million	0.425
Next $500 million	0.390
Next $500 million	0.380
Next $500 million	0.350
Next $1.0 billion	0.345
Next $500 million	0.325
Next $500 million	0.315
Next $500 million	0.300
Next $500 million	0.290
Over $5.5 billion	0.280

At September 30, 2009, the Fund owed UBS Financial Services Inc. $643,008 for investment advisory and administration fees.

UBS Financial Services Inc. has undertaken to waive fees and/or reimburse expenses in the event that the current Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the six months ended September 30, 2009, UBS Financial Services Inc. voluntarily waived investment advisory and

22

UBS Cashfund Inc.

Notes to financial statements (unaudited)

administration fees and/or reimbursed expenses totaling $1,704,989. At September 30, 2009, UBS Financial Services Inc. owed the Fund $445,124 for fee waivers and/or expense reimbursements.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to sub-advisory and sub-administration contracts (“Sub-Advisory and Sub-Administration Contracts”) between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the Fund) paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund’s average daily net assets.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $178,967,312.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor or sub-advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees

UBS Financial Services Inc., provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Fund’s transfer agent, and is compensated for these services by PNC, not the Fund.

For the six months ended September 30, 2009, UBS Financial Services, Inc. received from PNC, not the Fund, $546,491 of the total transfer agency and related services fees paid by the Fund to PNC.

23

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company is the Fund’s lending agent. At September 30, 2009, the Fund did not have any securities on loan.

Other liabilities and components of net assets

At September 30, 2009, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$3,892
Other accrued expenses*	782,893

*	Excludes investment advisory and administration fees.

At September 30, 2009, the components of net assets were as follows:

Accumulated paid in capital	$1,769,169,957
Accumulated net realized gain from investment activities	648,066
Net assets	$1,769,818,023

Federal tax status

The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the six months ended September 30, 2009 and the fiscal year ended March 31, 2009 was ordinary income.

24

UBS Cashfund Inc.

Notes to financial statements (unaudited)

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending March 31, 2010.

For the period ended September 30, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital share transactions

There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the six months ended September 30, 2009	For the year ended March 31, 2009
Shares sold	3,253,630,691	11,586,959,953
Shares repurchased	(3,785,845,128)	(12,140,671,108)
Dividends reinvested	362,020	41,799,913
Net decrease in shares outstanding	(531,852,417)	(511,911,242)

US Treasury Temporary Guarantee Program for Money Market Funds

The Fund participated in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covered shareholders of participating money market funds as of the close of business on September 19, 2008. The program expired on September 18, 2009. The Fund bore the cost of participating in this program, to the extent not offset by UBS Financial Services Inc.’s fee waivers/voluntary expense reimbursements. The Fund paid a fee of 0.01% of the value of the Fund’s outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and the Fund paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. The program was then extended a final time, providing coverage

25

UBS Cashfund Inc.

Notes to financial statements (unaudited)

through September 18, 2009. In April, the Fund paid an additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

Subsequent events

Management has evaluated the effect of subsequent events on the Fund’s financial statements through November 25, 2009, the date of issuance of the Fund’s financial statements. Management has determined that there are no material subsequent events that would require disclosure in the Fund’s financial statements through this date.

26

UBS Cashfund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

27

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

Background—At a meeting of the board of UBS Cashfund Inc. (the “Fund”) on July 15-16, 2009, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement between UBS Financial Services Inc. (“UBS Financial Services”) and the Fund and the Sub-Advisory Agreement between UBS Financial Services and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on behalf of the Fund. In preparing for the meeting, the board members had requested and received extensive information from UBS Financial Services and UBS Global AM to assist them. The board received and considered a variety of information about UBS Financial Services and UBS Global AM as well as the advisory, sub-advisory, administrative (including the sub-administrative services provided by UBS Global AM as sub-administrator to the Fund) and distribution arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, sub-advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement and Sub-Advisory Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Financial Services under the Investment Advisory and Administrative Agreement and sub-advisory services provided by UBS Global AM under the Sub-Advisory Agreement during the past year. The board also considered the nature, extent and quality of administrative, sub-administrative, distribution, and shareholder services performed by UBS Financial Services, UBS Global AM and their affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s

28

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Financial Services concerning management of the Fund’s affairs and UBS Financial Services’ role in overseeing UBS Global AM’s provision of sub-advisory and sub-administrative services to the Fund. The board’s evaluation of the services provided by UBS Financial Services and UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Financial Services’ and UBS Global AM’s investment advisory, sub-advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM’s own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Financial Services, UBS Global AM and their affiliates, the financial resources available to management and the parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Financial Services and UBS Global AM and noted that they were wholly owned, indirect subsidiaries of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $142 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $507 billion of assets under management worldwide as of March 31, 2009. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Financial Services, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement.

29

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Financial Services in light of the nature, extent and quality of the advisory and administrative services provided by UBS Financial Services. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangement for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of management fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted management’s explanation that comparisons with such accounts may not be very relevant to the Fund because, among other reasons, institutional accounts with a “cash” mandate were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Fund is subject and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Financial Services and UBS Global AM and sub-advisory fees payable to UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the fourth quintile, while its total expenses were in the second quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that 20% of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that 20% of the funds in the Expense Group with the highest level of fees or expenses, as applicable). Management noted that although the Fund’s Contractual Management Fee and Actual Management Fee were slightly above their respective Fund’s Expense Group median, the Fund’s total expenses were below the Expense Group median. The board did not receive comparative information from Lipper with respect to the Fund’s sub-advisory fee (the “Sub-Advisory Fee”). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services, not the Fund, and, accordingly, that the retention of

30

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

UBS Global AM does not increase the fees otherwise incurred by the Fund’s shareholders.

Taking all of the above into consideration, the board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administrative Agreement and the Sub-Advisory Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, and ten-year periods ended April 30, 2009 and (b) annualized performance information for each year in the ten-year period ended April 30, 2009. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was in the second quintile for the one, three-, five- and ten-year periods (with the first quintile representing that 20% of the funds in the Performance Universe with the highest performance and the fifth quintile representing that 20% of the funds in the Performance Universe with the lowest performance). Based on its review, the board concluded that the Fund’s investment performance was acceptable.

Adviser profitability—The board received and considered a profitability analysis of UBS Financial Services, UBS Global AM and their affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Financial Services’ and UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The

31

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The board noted that the Fund’s Contractual Management Fee contained breakpoints. The board considered that the Fund’s asset level exceeded several breakpoints and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee. The board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the Fund’s Sub-Advisory Fee did not contain breakpoints but also that, as the Sub-Advisory Fee is paid by UBS Financial Services, not the Fund, separate considerations of economies of scale with respect to the Sub-Advisory Fee were not relevant.

Generally, in light of UBS Financial Services’ and UBS Global AM’s profitability data, the Contractual Management Fee, Actual Management Fee and the breakpoints currently in place, the board believed that UBS Financial Services’ sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Financial Services, UBS Global AM and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management, sub-advisory, administrative and other services to the Fund and UBS Financial Services’ and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Financial Services and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement to continue for another year. As the sub-administration agreement between UBS Financial Services and UBS Global AM provides that it shall

32

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

be subject to annual reconsideration by the board, the board also approved the sub-administration agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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40

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Kai R. Sotorp President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President

Investment Advisor and Administrator

UBS Financial Services Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Sub-Advisor and Sub-Administrator

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.   Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.   Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.   Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 30, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	November 30, 2009